UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSRS
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

INVESTMENT COMPANY ACT FILE NUMBER:	811-09237

EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER:	Calamos Advisors Trust

ADDRESS OF PRINCIPAL EXECUTIVE OFFICES:	2020 Calamos Court, Naperville
Illinois 60563-2787

NAME AND ADDRESS OF AGENT FOR SERVICE:	John P Calamos, Sr., Chairman, CEO and Co-CIO
Calamos Advisors LLC,
2020 Calamos Court,
Naperville, Illinois
60563-2787

REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE:	(630) 245-7200

DATE OF FISCAL YEAR END:	December 31, 2010

DATE OF REPORTING PERIOD:	January 1, 2010 through December 31, 2010

ITEM 1.	REPORT TO SHAREHOLDERS.

CALAMOS®

Growth and Income Portfolio

ANNUAL REPORT DECEMBER 31, 2010

TABLE OF CONTENTS

Letter to Contract Owners	1

Investment Team Discussion	3

Expense Overview	6

Schedule of Investments	8

Statement of Assets and Liabilities	11

Statement of Operations	12

Statements of Changes In Net Assets	13

Notes to Financial Statements	14

Financial Highlights	20

Report of Independent Registered Public Accounting Firm	21

Tax Information	22

Trustees and Officers	23
About Calamos Investments

For more than 30 years, we have helped investors like you manage and build wealth to meet long-term objectives. Because investors have different time horizons, risk tolerances and goals, we offer investment portfolios to suit a variety of asset allocation needs. For example, our mutual funds include low-volatility equity, equity, enhanced fixed income and alternative funds. We offer U.S. funds, as well as global and international choices.

We are dedicated to helping our clients build and protect wealth. We understand when you entrust us with your assets, you also entrust us with your achievements, goals and aspirations. We believe we best honor this trust by making investment decisions guided by integrity, by discipline and by our conscientious research.

We believe that an active, risk-conscious approach is essential for wealth creation. In the 1970s, we pioneered the use of convertible securities as a means to control risk in volatile markets. We followed with low-volatility equity strategies that combine convertibles and stocks, with the aim of participating in equity market upside with potentially less volatility than an all-stock portfolio. In the 1990s, we introduced our first stock fund, which invests in growth companies both large and small.

Across our funds, our investment process seeks to manage risk at multiple levels and draws upon our experience investing through multiple market cycles. In a rapidly changing environment, we believe that this active management is essential.

We are global in our perspective. We believe that globalization offers tremendous opportunities for countries and companies all over the world. In our U.S., global and international portfolios, we seek to capitalize on the potential growth of the global economy.

We believe there are opportunities in all markets. Our history traces back to the 1970s, a period of significant volatility and economic concerns. We have invested through multiple market cycles, each with its own challenges. Out of this experience comes our belief that the flipside of volatility is opportunity.

Letter to Contract Owners

JOHN P. CALAMOS, SR.
CEO/Co-CIO

Dear Contract Owner:

Welcome to your annual report for the period ended December 31, 2010. On behalf of the team here at Calamos, I appreciate the opportunity to correspond with you. I invite you to review this report, which includes market commentary and other insights from the investment team. This report also includes a listing of portfolio holdings, financial data and highlights, as well as detailed information about the performance and allocation of the Portfolio.

The Market Environment
During the year, U.S. equities advanced. The S&P 500 Index1, a broad U.S. stock market measure, gained 15.06%. We saw considerable volatility throughout the period, however. Investors focused on economic concerns in European markets, most notably Greece and Ireland. Unemployment and a slower economic recovery in the U.S. also remained at the forefront of investors’ considerations, as did the potential impact of health care legislation, stimulus spending, the deficit, additional quantitative easing (the practice of printing more money to stimulate spending), the election cycle and tax policy.

Even so, there were many positive developments. We have seen encouraging signs of global rebalancing: rebounding global trade, an increase in consumption and growth from emerging markets, and increased exports and deleveraging from developed markets. We’ve also seen a significant recovery in the velocity of money (a key measure of how rapidly money is flowing through the economy and a gauge of economic activity) in the U.S.

Staying Focused On Opportunity
I often have the privilege of speaking with investors, and I know that uncertainty and volatility are never comfortable. However, I have been investing for more than 40 years, first for my family and then for my clients. In all these years, I have yet to see a “normal” environment. To me, what this means is that volatility and uncertainty aren’t reasons for staying on the sidelines—they are instead reasons for taking a risk-conscious, thorough and long-term approach, which is what the investment team at Calamos does. As we assess the current environment, our team believes that the valuations of many equities and equity-linked securities (such as convertible securities) are attractive. Valuations in growth-oriented stocks are more attractive than I’ve seen in many years.

www.calamos.com	1

Letter to Contract Owners

The Importance of Global Perspective
We believe that investors should think more globally than ever before—even within the context of U.S.-based holdings. Our investment team is extremely excited about the investment potential that globalization has created. While we are seeing more moderate growth in the U.S. economy, more rapid growth is occurring elsewhere, particularly in some of the developing markets, such as India and China. There are many powerful secular trends that we believe will drive global growth in decades to come. One of the most far-reaching trends is the growth of a middle class in developing markets. This mega-trend has tremendous implications for infrastructure building and consumer spending among other factors. Importantly, the growth in global economies is something that all countries can participate in, including U.S. companies.

We hope this report addresses your questions about the markets and this portfolio. We are honored that you have chosen Calamos to help you achieve your investment goals. We look forward to serving your needs in the years to come.

Sincerely,

John P. Calamos, Sr.
CEO and Co-CIO,
Calamos Advisors LLC

Before investing, carefully consider a fund’s investment objectives, risks, charges and expenses. Please see the prospectus containing this and other information or call 800.582.6959. Please read the prospectus carefully.

Performance data represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted.

1 The S&P 500 Index is an unmanaged index generally considered representative of the U.S. stock market. Source: Lipper, Inc.

Unmanaged index returns assume reinvestment of any and all distributions and, unlike fund returns, do not reflect fees, expenses or sales charges. Investors cannot invest directly in an index.

This report is intended for informational purposes only and should not be considered investment advice.

2	CALAMOS GROWTH AND INCOME PORTFOLIO ANNUAL REPORT

Investment Team Discussion

CALAMOS GROWTH AND INCOME PORTFOLIO
INVESTMENT TEAM DISCUSSION

The Calamos Investment Management Team, led by Co-Chief Investment Officers John P. Calamos, Sr. and Nick P. Calamos, CFA, discusses the Portfolio’s performance, strategy and positioning during the 12-month period ended December 31, 2010.

Q. What is the Portfolio’s strategy?
The Portfolio is a low-volatility equity fund. We manage the Portfolio with the aim of outperforming the equity market with less risk than a comparative pure stock portfolio over full market cycles. In other words, the Portfolio seeks to provide an asymmetrical risk profile by participating in a greater portion of equity upside than downside over a full market cycle. To do this, we invest in equities and equity-linked securities, such as convertibles. The Portfolio invests primarily in U.S.-based companies, but reflects a focus on businesses with global brands, geographically diversified revenue streams, higher-quality balance sheets, and what we believe are good prospects for growth in their market sectors.

Q. How has the Portfolio performed?
A. Long-term performance is often overlooked by investors. However, because we believe low-volatility equity funds are best viewed as longer-term holdings, we encourage investors to consider results over multiple market cycles. Since its inception on May 19, 1999, the Portfolio has earned an average annualized return of 7.23% (Class A shares at net asset value). In contrast, the S&P 500 Index1, considered generally representative of the U.S. stock market, gained 1.23% over this period. The Portfolio has also outperformed the Value Line Convertible Index2, a benchmark of the U.S. convertible market, up 6.22% for this period.

We also believe investors may find it beneficial to evaluate the performance of a portfolio through challenging market periods. For example, the years 2000-2009 are now often referred to as the “Lost Decade” for stock investors. This is because the equity markets, as measured by the S&P 500 Index1, ended up in negative territory, with an average annualized return of -0.95% for the period. In contrast, the Portfolio delivered an average annualized gain of 5.05% for the same period.

For the most recent one-year reporting period ended December 31, 2010, the Portfolio earned 11.59%, versus 15.06% for the S&P 500 Index1 and 17.58% for the Value Line Convertible Index2.

Q. Please discuss the Portfolio’s low-volatility characteristics.
A. We consider a portfolio to have lower volatility when its beta versus the equity benchmark is less than one. For example, a beta of 0.5 reflects half of the market’s volatility versus the index, while a beta of 2.0 would indicate twice the volatility of the index.

Since its inception, the Portfolio’s beta has been 0.70 versus the S&P 500 Index1—in other words, volatility was 30% lower than the broad stock market, while the Portfolio still outperformed the market.

www.calamos.com	3

Investment Team Discussion

Q. What were some of the principal factors influencing the Portfolio’s performance over the reporting period?
A. Our security selection decisions within the information technology sector contributed significantly to performance during the annual period. In particular, Portfolio holdings within the information technology services industry performed very well relative to the S&P 500 Index1.

Strong security selection and an underweight position to financials also enhanced relative performance. Within financials, we continue to be cautious, as new regulations and ongoing deleveraging continue to factor into our underweight position. Security selection within the industrials sector also proved beneficial. Within industrials, we believe our holdings should continue to benefit from the global infrastructure build-out—especially in the construction, farming equipment and heavy machinery industries.

As a part of our long-standing emphasis on risk management, we employed some hedging strategies within the Portfolio as a way to manage systemic risk. We purchased protective put options, at a time when we believed these options were relatively inexpensive. (A put option allows its holder to sell securities to the put seller, at a predetermined price. If the price of a stock falls, the put owner can “put” the stock to the seller at a higher price.) As the market followed a mostly upward pattern since the initial purchases, the strategy slowed relative performance. However, while the put options did not add value from a total return perspective, they were purchased in order to reduce the overall risk within the Portfolio, by providing downside protection in the event of a severe market correction and reducing the impact of volatility.

Security selection within the energy and consumer staples sectors detracted from relative performance during the period. Within the energy sector, we believe strong global demand—especially from emerging markets—should support prices given the potential for continued global economic recovery. Our approach is opportunistic and reflects our awareness of the increased regulatory risk and volatility we see within the sector.

Q. How is the Portfolio positioned?
A. We are emphasizing companies with higher quality balance sheets, multinational business strategies, geographically diversified revenues, and growth-oriented characteristics, such as high returns on invested capital, good cash flow, and lower debt-to-capital than the broad market.

Throughout the reporting period, we maintained a significant overweight to the information-technology sector relative to the S&P 500 Index1. We have found many companies which offer the fundamentals we seek, including high cash balances, lower debt and attractive valuations. We are especially attracted to companies offering products and services that enhance productivity and those benefiting from the robust demand for information and entertainment.

Our largest underweight position relative to the index is to the financial sector. As we discussed above, we remain cautious due to our belief that significant unknown risks remain in many large financials.

4	CALAMOS GROWTH AND INCOME PORTFOLIO ANNUAL REPORT

Investment Team Discussion

SECTOR WEIGHTINGS
Information Technology	35.7%

Industrials	11.0

Energy	9.5

Materials	9.1

Health Care	8.2

Consumer Discretionary	5.8

Consumer Staples	5.8

Financials	5.2

Sector weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents, any government/sovereign bonds or broad based index hedging securities the portfolio may hold.

Q. What is your outlook for this low-volatility equity portfolio?
A. We believe that low-volatility equity strategies can enhance asset allocations in all market environments, but we believe that the case for them may be particularly compelling in the current environment. We expect slower growth, with continued volatility spikes. In this environment, the Portfolio may provide a more comfortable way to participate in the equity markets, given its historical record of equity-market outperformance, with reduced volatility since inception. We continue to find attractive valuations in both equities and equity-linked securities. We believe the opportunity potential is significant among higher quality, growth-oriented companies — particularly for multinationals with diversified revenues.

GROWTH OF $10,000: FOR 10-YEAR PERIOD ENDED 12/31/10

AVERAGE ANNUAL TOTAL RETURN† FOR THE PERIOD ENDED 12/31/10

1 YEAR	3 YEARS	5 YEARS	10 YEARS
11.59%	2.03%	4.82%	5.62%

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Returns are net of all fees and expenses incurred by the Portfolio.

†	Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average, assuming reinvestment of income and capital gain distributions. Returns do not reflect sales charges, expenses and fees assessed in connection with the variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return to the contract or policy owner.

1	The S&P 500 Index is an unmanaged index generally considered representative of the U.S. stock market. Source: Lipper, Inc.

2	The Value Line Convertible Index is an equally-weighted index of the larger convertibles, representing 90% of the U.S. convertible securities market. Source: Mellon Analytical Solutions, LLC

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

www.calamos.com	5

Expense Overview

EXPENSE OVERVIEW

As a contract or policy owner, you incur certain costs. Because the Portfolio is a funding vehicle for annuities, policies and eligible plans, you may also incur sales charges and other fees related to your annuity, policy or eligible plan. In addition, the Portfolio incurs transaction costs and ongoing costs, including management fees, and other fund expenses, such as audit, legal and custodian fees.

The examples in this report are based on an investment of $1,000 made at the beginning of the period and held for the entire period from July 1, 2010 to December 31, 2010. It is intended to help you understand the ongoing cost associated with investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

There are two parts to the examples table:

Actual
In this part of the table, you’ll see the actual expenses you would have paid on a $1,000 investment made at the beginning of the period and held for the entire period from July 1, 2010 through December 31, 2010, the period covered by this report. This table also shows the actual returns, after expenses, you would have earned during that time. This table can help you estimate your own expenses. For example, if you invested $8,600 in the Portfolio, simply divide $8,600 by $1,000, then multiply that result by the figure in the “Actual Expenses per $1,000” row. In this example, you would multiply 8.6 by the figure.

Hypothetical
In this part of the table, you’ll see the hypothetical expenses you would have paid on a $1,000 investment from July 1, 2010 through December 31, 2010, and the hypothetical returns, after expenses, you would have earned during that time. The Securities and Exchange Commission (SEC) has established the guidelines for this table, including the assumed 5% annual rate of return before expenses, which is what you’ll see in the table. Note that this table will not help you determine your own expenses, but will help you compare expenses of the Portfolio to the expenses of other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not include any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactions costs were included, your costs would have been higher.

6	CALAMOS GROWTH AND INCOME PORTFOLIO ANNUAL REPORT

Expense Overview

The actual and hypothetical examples assume a $1,000 investment at the beginning of the period, July 1, 2010 and held through December 31, 2010

Actual Expenses per $1,000*	$7.77
Actual – Ending Balance	1,187.60

Hypothetical Expenses per $1,000*	7.17
Hypothetical – Ending Value	1,018.10

Annualized expense ratio	1.41%
* Expenses are equal to the Portfolio’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365.

www.calamos.com	7

Schedule of Investments  December 31, 2010

PRINCIPAL
AMOUNT			VALUE
CONVERTIBLE BONDS (34.7%)

		Consumer Discretionary (1.5%)
117,000		Omnicom Group, Inc. 0.000%, 07/01/38	$124,459
190,000		Priceline.com, Inc.* 1.250%, 03/15/15	279,775

			404,234

		Consumer Staples (0.4%)
100,000		Molson Coors Brewing Company 2.500%, 07/30/13	116,250

		Energy (1.7%)
200,000		Petrominerales, Ltd. 2.625%, 08/25/16	226,152
100,000		Pioneer Natural Resources Company 2.875%, 01/15/38	151,875
41,000		Superior Energy Services, Inc.‡ 1.500%, 12/15/26	41,974
27,100	EUR	Technip, SA 0.500%, 01/01/16	32,828

			452,829

		Financials (0.6%)
110,000		Leucadia National Corp. 3.750%, 04/15/14	154,688

		Health Care (5.7%)
125,000		Amgen, Inc. 0.375%, 02/01/13	125,625
120,000		Endo Pharmaceuticals Holdings, Inc. 1.750%, 04/15/15	160,200
180,000		Gilead Sciences, Inc.* 1.625%, 05/01/16	188,100
200,000		Life Technologies Corp. 3.250%, 06/15/25	239,250
200,000		Mylan, Inc. 1.250%, 03/15/12	212,750
210,000		Salix Pharmaceuticals, Ltd. 2.750%, 05/15/15	268,537
265,000		Teva Pharmaceutical Industries, Ltd. 0.250%, 02/01/26	312,369

			1,506,831

		Industrials (2.7%)
190,000		AGCO Corp. 1.250%, 12/15/36	258,163
340,000		Danaher Corp. 0.000%, 01/22/21	467,500

			725,663

		Information Technology (15.5%)
100,000	GBP	Autonomy Corp., PLC 3.250%, 03/04/15	169,392
213,000		Concur Technologies, Inc.* 2.500%, 04/15/15	252,671
645,000		EMC Corp. 1.750%, 12/01/13	974,756
225,000		Intel Corp. 3.250%, 08/01/39	270,844
100,000		Ixia* 3.000%, 12/15/15	111,625
103,000		Linear Technology Corp. 3.000%, 05/01/27	109,695
120,000		Microsoft Corp.* 0.000%, 06/15/13	129,450
300,000		NetApp, Inc. 1.750%, 06/01/13	536,250
284,000		Nuance Communications, Inc. 2.750%, 08/15/27	334,765
65,000		RightNow Technologies, Inc.* 2.500%, 11/15/30	64,919
130,000		Rovi Corp.* 2.625%, 02/15/40	188,175
390,000		SanDisk Corp. 1.500%, 08/15/17	442,163
220,000		VeriFone Systems, Inc. 1.375%, 06/15/12	238,425
250,000		Xilinx, Inc.* 2.625%, 06/15/17	294,375

			4,117,505

		Materials (6.6%)
95,000		Allegheny Technologies, Inc. 4.250%, 06/01/14	143,806
200,000		Anglo American, PLC 4.000%, 05/07/14	393,286
330,000		Goldcorp, Inc. 2.000%, 08/01/14	404,662
		Newmont Mining Corp.
305,000		1.625%, 07/15/17	444,919
210,000		1.250%, 07/15/14	302,137
50,000		3.000%, 02/15/12	69,813

			1,758,623

		TOTAL CONVERTIBLE BONDS (Cost $7,444,317)	9,236,623

SYNTHETIC CONVERTIBLE SECURITIES (7.3%)

		Sovereign Bonds (6.4%)
260,000	AUD	Commonwealth of Australia 6.250%, 06/15/14	274,097
42,000	BRL	Federal Republic of Brazil 10.000%, 01/01/12	248,531
260,000	CAD	Government of Canada 2.000%, 12/01/14	259,663
		Government of New Zealand
170,000	NZD	6.000%, 04/15/15	138,757
160,000	NZD	6.500%, 04/15/13	131,427

8	CALAMOS GROWTH AND INCOME PORTFOLIO ANNUAL REPORT	See accompanying Notes to Schedule of Investments

Schedule of Investments  December 31, 2010

PRINCIPAL
AMOUNT			VALUE
165,000	SGD	Government of Singapore 1.375%, 10/01/14	$130,903
		Kingdom of Norway
650,000	NOK	5.000%, 05/15/15	120,716
635,000	NOK	6.500%, 05/15/13	118,731
1,800,000	SEK	Kingdom of Sweden 3.000%, 07/12/16	269,534

		TOTAL SOVEREIGN BONDS	1,692,359

NUMBER OF
CONTRACTS			VALUE
Purchased Options (0.9%)#

		Consumer Discretionary (0.2%)
4		Priceline.com, Inc. Call, 01/21/12, Strike $280.00	56,760

		Information Technology (0.7%)
5		Apple, Inc. Call, 01/19/13, Strike $290.00	40,600
29		Cognizant Technology Solutions Corp. Call, 01/21/12, Strike $60.00	52,780
		Google, Inc.
5		Call, 01/21/12, Strike $530.00	54,550
2		Call, 01/21/12, Strike $460.00	31,710

			179,640

		TOTAL PURCHASED OPTIONS	236,400

		TOTAL SYNTHETIC CONVERTIBLE SECURITIES (Cost $1,723,093)	1,928,759

NUMBER OF
SHARES			VALUE
CONVERTIBLE PREFERRED STOCKS (7.5%)

		Consumer Staples (2.2%)
14,800		Archer-Daniels-Midland Company 6.250%	574,684

		Energy (2.4%)
9,500		Apache Corp. 6.000%	632,937

		Financials (1.7%)
4,900		Affiliated Managers Group, Inc. 5.150%	197,531
270		Wells Fargo & Company 7.500%	270,149

			467,680

		Materials (1.2%)
3,300		Vale, SA 6.750%	319,638

		TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $1,536,092)	1,994,939

COMMON STOCKS (47.2%)

		Consumer Discretionary (4.1%)
4,293		Amazon.com, Inc.#~	772,740
3,700		Nike, Inc. - Class B	316,054

			1,088,794

		Consumer Staples (3.2%)
6,600		Coca-Cola Company~	434,082
8,000	GBP	Diageo, PLC	148,225
4,800		Wal-Mart Stores, Inc.	258,864

			841,171

		Energy (5.4%)
120,000	HKD	CNOOC, Ltd.	285,639
5,900		Helmerich & Payne, Inc.	286,032
3,100		Occidental Petroleum Corp.	304,110
8,595		Pride International, Inc.#	283,635
1,700		Schlumberger, Ltd.	141,950
3,800		Superior Energy Services, Inc.#	132,962

			1,434,328

		Financials (2.9%)
1,950		Affiliated Managers Group, Inc.#	193,479
2,500		Franklin Resources, Inc.	278,025
4,600		T. Rowe Price Group, Inc.	296,884

			768,388

		Health Care (2.5%)
4,400		Johnson & Johnson~	272,140
7,426		Merck & Company, Inc.	267,633
3,200		St. Jude Medical, Inc.#	136,800

			676,573

		Industrials (8.3%)
2,000		Caterpillar, Inc.	187,320
5,000		Dover Corp.	292,250
6,200		Eaton Corp.	629,362
3,800		Parker-Hannifin Corp.	327,940
1,100	EUR	Siemens, AG#	136,261
8,125		United Technologies Corp.	639,600

			2,212,733

		Information Technology (19.5%)
7,250		Accenture, PLC	351,553
4,400		Altera Corp.~	156,552
11,000		Applied Materials, Inc.	154,550
25,200		ARM Holdings, PLC	522,900
3,500		Autodesk, Inc.#	133,700
8,000	GBP	Autonomy Corp., PLC#	188,210
3,000		Check Point Software Technologies, Ltd.#	138,780

See accompanying Notes to Schedule of Investments	www.calamos.com	9

Schedule of Investments  December 31, 2010

NUMBER OF
SHARES		VALUE
19,175	eBay, Inc.#	$533,640
10,000	Infosys Technologies, Ltd.	760,800
5,500	Intel Corp.	115,665
19,405	Microsoft Corp.	541,788
20,900	Oracle Corp.	654,170
12,500	QUALCOMM, Inc.	618,625
3,600	Teradata Corp.#	148,176
4,500	VeriFone Systems, Inc.#	173,520

		5,192,629

	Materials (1.3%)
2,800	Freeport-McMoRan Copper & Gold, Inc.	336,252

	TOTAL COMMON STOCKS (Cost $9,555,626)	12,550,868

NUMBER OF
CONTRACTS		VALUE
PURCHASED OPTIONS (0.0%) #

	Other (0.0%)
25	S & P 500 Index Put, 03/19/11, Strike $950.00 (Cost $25,575)	5,000

NUMBER OF
SHARES		VALUE
SHORT TERM INVESTMENT (3.4%)
895,297	Fidelity Prime Money Market Fund - Institutional Class (Cost $895,297)	895,297

TOTAL INVESTMENTS (100.1%) (Cost $21,180,000)		26,611,486

LIABILITIES, LESS OTHER ASSETS (-0.1%)		(37,193)

NET ASSETS (100.0%)		26,574,293

NOTES TO SCHEDULE OF INVESTMENTS

*	Securities issued and sold pursuant to a Rule 144A transaction are excepted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers (“QIBs”), such as the fund. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted from such registration requirements. At December 31, 2010, the value of 144A securities that could not be exchanged to the registered form is $1,509,090 or 5.7% of net assets.

‡	Variable rate or step bond security. The rate shown is the rate in effect at December 31, 2010.

#	Non-income producing security.

~	Security, or portion of security, is segregated as collateral (or potential collateral for future transactions) for written options. The aggregate value of such securities aggregate a total value of $323,972.

FOREIGN CURRENCY ABBREVIATIONS

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
EUR	European Monetary Unit
GBP	British Pound Sterling
HKD	Hong Kong Dollar
NOK	Norwegian Krone
NZD	New Zealand Dollar
SEK	Swedish Krona
SGD	Singapore Dollar

Note: Value for securities denominated in foreign currencies is shown in U.S. dollars. The principal amount for such securities is shown in the respective foreign currency. The date on options represents the expiration date of the option contract. The option contract may be exercised at any date on or before the date shown.

10	CALAMOS GROWTH AND INCOME PORTFOLIO ANNUAL REPORT	See accompanying Notes to Financial Statements

Statement of Assets and Liabilities  December 31, 2010

ASSETS
Investments in securities, at value (cost $21,180,000)	$26,611,486
Deposits at broker	32,967
Receivables:
Accrued interest and dividends	69,460
Portfolio shares sold	4,162
Prepaid expenses	377
Other assets	62,368

Total assets	26,780,820

LIABILITIES

Due to broker	32,967
Payables:
Investments purchased	51,365
Portfolio shares redeemed	586
Affiliates:
Investment advisory fees	16,523
Deferred compensation to trustees	62,368
Financial accounting fees	251
Trustees’ fees and officer compensation	736
Other accounts payable and accrued liabilities	41,731

Total liabilities	206,527

NET ASSETS	$26,574,293

COMPOSITION OF NET ASSETS
Paid in capital	$24,074,286
Undistributed net investment income (loss)	(103,244)
Accumulated net realized gain (loss) on investments, foreign currency transactions and written options	(2,828,844)
Unrealized appreciation (depreciation) of investments and foreign currency translations	5,432,095

NET ASSETS	$26,574,293

Shares outstanding (no par value; unlimited number of shares authorized)	1,914,214

Net asset value and redemption price per share	$13.88

See accompanying Notes to Financial Statements	www.calamos.com	11

Statement of Operations  Year Ended December 31, 2010

INVESTMENT INCOME
Interest	$441,919
Dividends	321,664
Dividend taxes withheld	(1,140)

Total investment income	762,443

EXPENSES
Investment advisory fees	187,569
Audit fees	61,000
Printing and mailing fees	32,040
Legal fees	22,485
Accounting fees	15,106
Custodian fees	14,730
Trustees’ fees and officer compensation	14,137
Transfer agent fees	3,042
Financial accounting fees	2,858
Other	4,024

Total expenses	356,991

NET INVESTMENT INCOME (LOSS)	405,452

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments, excluding purchased options	407,403
Purchased options	(509,123)
Foreign currency transactions	3,964
Written options	9,778
Change in net unrealized appreciation/(depreciation) on:
Investments, excluding purchased options	2,261,651
Purchased options	95,439
Foreign currency translations	745
Written options	(2,640)

NET GAIN (LOSS)	2,267,217

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$2,672,669

12	CALAMOS GROWTH AND INCOME PORTFOLIO ANNUAL REPORT	See accompanying Notes to Financial Statements

Statements of Changes in Net Assets

	YEAR ENDED	YEAR ENDED
	DECEMBER 31, 2010	DECEMBER 31, 2009
OPERATIONS
Net investment income (loss)	$405,452	$544,990
Net realized gain (loss)	(87,978)	(667,369)
Change in unrealized appreciation/(depreciation)	2,355,195	7,472,015

Net increase (decrease) in net assets resulting from operations	2,672,669	7,349,636

DISTRIBUTIONS TO SHAREHOLDERS
Net investment income	(500,019)	(623,616)

Total distributions	(500,019)	(623,616)

CAPITAL SHARE TRANSACTIONS
Issued	4,041,436	2,749,466
Issued in reinvestment of distributions	500,019	623,616
Redeemed	(6,008,088)	(5,266,044)

Net increase (decrease) in net assets from capital share transactions	(1,466,633)	(1,892,962)

TOTAL INCREASE (DECREASE) IN NET ASSETS	706,017	4,833,058

NET ASSETS
Beginning of year	$25,868,276	$21,035,218

End of year	26,574,293	25,868,276

Undistributed net investment income (loss)	$(103,244)	$(315,468)

CAPITAL SHARE TRANSACTIONS
Shares issued	312,661	245,474
Shares issued in reinvestment of distributions	39,678	59,976
Shares redeemed	(476,822)	(511,525)

Net increase (decrease) in capital shares outstanding	(124,483)	(206,075)

See accompanying Notes to Financial Statements	www.calamos.com	13

Notes to Financial Statements

Note 1 – Organization and Significant Accounting Policies
Organization. CALAMOS ADVISORS TRUST (the “Trust”), a Massachusetts business trust organized February 17, 1999, consists of a single series, Calamos Growth and Income Portfolio (the “Portfolio”), and commenced operations on May 19, 1999. The Trust currently offers the Portfolio’s shares to certain life insurance companies for allocation to certain separate accounts established for the purpose of funding qualified and non-qualified variable annuity contracts and variable life insurance contracts. The Portfolio seeks high long-term total return through growth and current income.

Portfolio Valuation. The valuation of the Portfolio’s securities is in accordance with policies and procedures adopted by and under the ultimate supervision of the board of trustees.

Portfolio securities that are traded on U.S. securities exchanges, except option securities, are valued at the last current reported sales price at the time the Portfolio determines its net asset value (“NAV”). Securities traded in the over-the-counter market and quoted on The NASDAQ Stock Market are valued at the NASDAQ Official Closing Price, as determined by NASDAQ, or lacking a NASDAQ Official Closing Price, the last current reported sale price on NASDAQ at the time the Portfolio determines its NAV.

When a last sale or closing price is not available, equity securities, other than option securities, that are traded on a U.S. securities exchange and other equity securities traded in the over-the-counter market are valued at the mean between the most recent bid and asked quotations in accordance with guidelines adopted by the board of trustees. Each option security traded on a U.S. securities exchange is valued at the mid-point of the consolidated bid/ask quote for the option security, also in accordance with guidelines adopted by the board of trustees. Each over-the-counter option that is not traded through the Options Clearing Corporation is valued based on a quotation provided by the counterparty to such option under the ultimate supervision of the board of trustees.

Fixed income securities, certain convertible preferred securities, and non-exchange traded derivatives are normally valued by independent pricing services or by dealers or brokers who make markets in such securities. Valuations of such fixed income securities and certain convertible preferred securities consider yield or price of equivalent securities of comparable quality, coupon rate, maturity, type of issue, trading characteristics and other market data and do not rely exclusively upon exchange or over-the-counter prices.

Trading on European and Far Eastern exchanges and over-the-counter markets is typically completed at various times before the close of business on each day on which the New York Stock Exchange (“NYSE”) is open. Each security trading on these exchanges or over-the-counter markets may be valued utilizing a systematic fair valuation model provided by an independent pricing service approved by the board of trustees. The valuation of each security that meets certain criteria in relation to the valuation model is systematically adjusted to reflect the impact of movement in the U.S. market after the foreign markets close. Securities that do not meet the criteria, or that are principally traded in other foreign markets, are valued as of the last reported sale price at the time the Portfolio determines its NAV, or when reliable market prices or quotations are not readily available, at the mean between the most recent bid and asked quotations as of the close of the appropriate exchange or other designated time. Trading of foreign securities may not take place on every NYSE business day. In addition, trading may take place in various foreign markets on Saturdays or on other days when the NYSE is not open and on which the Portfolio’s NAV is not calculated.

If the pricing committee determines that the valuation of a security in accordance with the methods described above is not reflective of a fair value for such security, the security is valued at a fair value by the pricing committee, under the ultimate supervision of the board of trustees, following the guidelines and/or procedures adopted by the board of trustees.

The Portfolio also may use fair value pricing, pursuant to guidelines adopted by the board of trustees and under the ultimate supervision of the board of trustees, if trading in the security is halted or if the value of a security it holds is materially affected by events occurring before the Portfolio’s pricing time but after the close of the primary market or exchange on which the security is listed. Those procedures may utilize valuations furnished by pricing services approved by the board of trustees, which may be based on market transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders, a computerized matrix system, or appraisals derived from information concerning the securities or similar securities received from recognized dealers in those securities.

When fair value pricing of securities is employed, the prices of securities used by the Portfolio to calculate its NAV may differ from market quotations or official closing prices. In light of the judgment involved in fair valuations, there can be no assurance that a fair value assigned to a particular security is accurate.

14	CALAMOS GROWTH AND INCOME PORTFOLIO ANNUAL REPORT

Notes to Financial Statements

Investment Transactions. Investment transactions are recorded on a trade date basis. Net realized gains and losses from investment transactions are reported on an identified cost basis. Interest income is recognized using the accrual method and includes accretion of original issue and market discount and amortization of premium. Dividend income is recognized on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information becomes available after the ex-dividend date.

Foreign Currency Translation. Values of investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using a rate quoted by a major bank or dealer in the particular currency market, as reported by a recognized quotation dissemination service.

The Portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign currency gains or losses arise from disposition of foreign currency, the difference in the foreign exchange rates between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the ex-date or accrual date and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies held at period end.

Allocation of Expenses Among Funds. Expenses directly attributable to the Portfolio are charged to the Portfolio; certain other common expenses of Calamos Advisors Trust, Calamos Investment Trust, Calamos Convertible Opportunities and Income Fund, Calamos Convertible and High Income Fund, Calamos Strategic Total Return Fund, Calamos Global Total Return Fund and Calamos Global Dynamic Income Fund are allocated proportionately among each fund to which the expenses relate in relation to the net assets of each fund or on another reasonable basis.

Use of Estimates. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimates.

Income Taxes. No provision has been made for U.S. income taxes because the Trust’s policy is to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended, and distribute to shareholders substantially all of its taxable income and net realized gains.

Dividends and distributions paid to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. To the extent these “book/tax” differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment. These differences are primarily due to differing treatments for foreign currency transactions, contingent payment debt instruments and methods of amortizing and accreting on fixed income securities. The Portfolio also may treat a portion of the proceeds from each redemption of capital shares as a distribution of taxable net investment income and/or realized capital gain. The financial statements are not adjusted for temporary differences.

The Portfolio recognized no liability for uncertain tax positions. A reconciliation is not provided as the beginning and ending amounts of unrecognized benefits are zero, with no interim additions, reductions or settlements. Tax years 2006-2009 remain subject to examination by the U.S. and the State of Illinois tax jurisdictions.

Indemnifications. Under the Trust’s organizational documents, the Trust is obligated to indemnify its officers and trustees against certain liabilities incurred by them by reason of having been an officer or trustee of the Trust. In addition, in the normal course of business, the Trust may enter into contracts that provide general indemnifications to other parties. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. Currently, the Portfolio’s management expects the risk of material loss in connection to a potential claim to be remote.

www.calamos.com	15

Notes to Financial Statements

Note 2 – Investment Adviser and Transactions with Affiliates or Certain Other Parties
Pursuant to an investment advisory agreement with Calamos Advisors LLC (“Calamos Advisors”), the Portfolio pays a monthly investment advisory fee based on the average daily net assets of the Portfolio at the annual rate of 0.75%.

Pursuant to a financial accounting services agreement, during the year the Portfolio paid Calamos Advisors a fee for financial accounting services payable monthly at the annual rate of 0.0175% on the first $1 billion of combined assets, 0.0150% on the next $1 billion of combined assets and 0.0110% on combined assets above $2 billion (for purposes of this calculation “combined assets” means the sum of the total average daily net assets of Calamos Investment Trust and Calamos Advisors Trust and the total average weekly managed net assets of Calamos Convertible and High Income Fund, Calamos Strategic Total Return Fund, Calamos Convertible Opportunities and Income Fund, Calamos Global Total Return Fund and Calamos Global Dynamic Income Fund). “Managed assets” means the Portfolio’s total assets (including any assets attributable to any leverage that may be outstanding) minus total liabilities (other than debt representing financial leverage). Financial accounting services include, but are not limited to, the following: managing expenses and expense payment processing; monitoring the calculation of expense accrual amounts; calculating, tracking and reporting tax adjustments on all assets; and monitoring trustee deferred compensation plan accruals and valuations. The Portfolio pays its pro rata share of the financial accounting services fee payable to Calamos Advisors based on its relative portion of combined assets used in calculating the fee.

The Portfolio reimburses Calamos Advisors for a portion of compensation paid to the Trust’s Chief Compliance Officer. This compensation is reported as part of “Trustees’ fees and officer compensation” expense on the Statement of Operations.

Pursuant to an agreement with US Bancorp Fund Services, LLC, the Portfolio’s transfer agent (“US Bancorp”), Calamos Financial Services LLC (“CFS”) provides certain shareholder administrative services to US Bancorp. CFS receives from US Bancorp an annual aggregate fee of $175,000, paid in monthly installments, for providing these services which relate to Calamos Advisors Trust and Calamos Investment Trust. Also, US Bancorp pays license fees to unaffiliated third parties for CFS’ utilization of certain transfer agent and phone systems in providing the shareholder administrative services. The fees paid to CFS and the payment of license fees to third parties are borne by US Bancorp. The Portfolio has not assumed or incurred any additional expenses in connection with CFS providing these services to US Bancorp, and the transfer agency fees payable by the Portfolio to US Bancorp have not increased as a result thereof.

A trustee and certain officers of the Trust are also officers and directors of CFS and Calamos Advisors. Such trustee and officers serve without direct compensation from the Trust. The Portfolio’s Statement of Additional Information contains additional information about the Portfolio’s trustees and is available upon request without charge by calling our toll free number 800.582.6959.

The Trust has adopted a deferred compensation plan (the “Plan”). Under the Plan, a trustee who is not an “interested person” (as defined in the 1940 Act) and has elected to participate in the Plan (a “participating trustee”) may defer receipt of all or a portion of his compensation from the Trust. The deferred compensation payable to the participating trustee is credited to the trustee’s deferral account as of the business day such compensation would have been paid to the participating trustee. The value of amounts deferred for a participating trustee is determined by reference to the change in value of Class I shares of one or more funds of Calamos Investment Trust designated by the participant. The value of the account increases with contributions to the account or with increases in the value of the measuring shares, and the value of the account decreases with withdrawals from the account or with declines in the value of the measuring shares. Deferred compensation of $62,368 is included in “Other assets” on the Statement of Assets and Liabilities at December 31, 2010. The Portfolio’s obligation to make payments under the Plan is a general obligation of the Portfolio and is included in “Payable for deferred compensation to Trustees” on the Statement of Assets and Liabilities at December 31, 2010.

Note 3 – Investments
The cost of purchases and proceeds from sale of long-term investments, for the year ended December 31, 2010 were as follows:

Cost of purchases	$13,249,558
Proceeds from sales	15,038,486

The following information is presented on a federal income tax basis as of December 31, 2010. Differences between the cost basis under U.S. generally accepted accounting principles and federal income tax purposes are primarily due to temporary differences.

16	CALAMOS GROWTH AND INCOME PORTFOLIO ANNUAL REPORT

Notes to Financial Statements

The cost basis of investments for federal income tax purposes at December 31, 2010 was as follows:

Cost basis of Investments	$21,207,117

Gross unrealized appreciation	5,489,193
Gross unrealized depreciation	(84,824)

Net unrealized appreciation (depreciation)	$5,404,369

Note 4 – Income Taxes
For the year ended December 31, 2010, the Portfolio recorded the following permanent reclassifications to reflect tax character. The results of operations and net assets were not affected by these reclassifications.

Paid-in capital	$(16,953)
Undistributed net investment income/(loss)	306,791
Accumulated net realized gain/(loss) on investments	(289,838)

Distributions were characterized for federal income tax purposes as follows:

	YEAR ENDED	YEAR ENDED
	DECEMBER 31, 2010	DECEMBER 31, 2009
Distributions paid from:
Ordinary income	$500,019	$623,616

As of December 31, 2010, the components of accumulated earnings/(loss) on a tax basis were as follows:

Undistributed ordinary income	$125,722
Undistributed capital gains	—

Total undistributed earnings	125,722
Accumulated capital and other losses	(2,974,906)
Net unrealized gains/(losses)	5,404,978

Total accumulated earnings/(losses)	2,555,794
Other	(55,787)
Paid-in capital	24,074,286

Net assets	26,574,293

As of December 31, 2010, the Portfolio had capital loss carryforwards which, if not used, will expire as follows:

2016	$(2,285,871)
2017	(394,251)
2018	(290,504)

The Portfolio had deferred post-October losses occurring subsequent to October 31, 2010 of $4,280.

Note 5 – Derivative Instruments
Equity Risk. The Portfolio may engage in option transactions and in doing so achieve the similar objectives to what it would achieve through the sale or purchase of individual securities. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller of the option the obligation to sell, the underlying security, index or other instrument at the exercise price. A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the seller the obligation to buy, the underlying security, index, or other instrument at the exercise price.

To seek to offset some of the risk of a potential decline in value of certain long positions, the Portfolio may also purchase put options on individual securities, broad-based securities indexes or certain exchange traded funds (“ETFs”). The Portfolio may also seek to generate income from option premiums by writing (selling) options on a portion of the equity securities (including securities that are convertible into equity securities) in the Portfolio, on broad-based securities indexes, or certain ETFs.

www.calamos.com	17

Notes to Financial Statements

When the Portfolio purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Portfolio writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Portfolio realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost basis of the purchase. The difference between the premium and the amount received or paid on a closing purchase or sale transaction is also treated as a realized gain or loss. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid. Gain or loss on written options and purchased options is presented separately on the Statement of Operations as net realized gain or loss on written options and net realized gain or loss on purchased options, respectively.

As of December 31, 2010, the Portfolio had outstanding purchased options and/or written options as listed on the Schedule of Investments. For the year ended December 31, 2010, the Portfolio had the following transactions in options written:

	NUMBER OF	PREMIUMS
	CONTRACTS	RECEIVED
Options outstanding at December 31, 2009	20	$11,240
Options written	—	—
Options closed	(20)	(11,240)
Options exercised	—	—
Options expired	—	—

Options outstanding at December 31, 2010	—	$—

Below are the types of derivatives in the Portfolio by gross value as of December 31, 2010:

	ASSETS		LIABILITIES
	STATEMENT OF ASSETS &		STATEMENT OF ASSETS &
	LIABILITIES LOCATION	VALUE	LIABILITIES LOCATION	VALUE
Derivative Type:
Options purchased	Investments in securities	$241,400

Volume of Derivative Activity for the Twelve Months Ended December 31, 2010*

DERIVATIVE TYPE	VOLUME
Equity:
Purchased Options	475

*	Activity during the period is measured by opened number of contracts for options.

Note 6 – Synthetic Convertible Securities
The Portfolio may establish a “synthetic” convertible instrument by combining separate securities that possess the economic characteristics similar to a convertible security, i.e., fixed-income securities (“fixed-income component”), which may be a convertible or non-convertible security and the right to acquire equity securities (“convertible component”). The fixed-income component is achieved by investing in fixed income securities such as bonds, preferred stocks, and money market instruments. The convertible component is achieved by investing in warrants or purchased options to buy common stock at a certain exercise price, or options on a stock index. In establishing a synthetic instrument, the Portfolio may pool a basket of fixed-income securities and a basket of warrants or purchased options that produce the economic characteristics similar to a convertible security. Within each basket of fixed-income securities and warrants or options, different companies may issue the fixed-income and convertible components, which may be purchased separately and at different times.

The Portfolio may also purchase synthetic securities created by other parties, typically investment banks, including convertible structured notes. Convertible structured notes are fixed-income debentures linked to equity. Convertible structured notes have the attributes of a convertible security; however, the investment bank that issued the convertible note assumes the credit risk associated with the investment, rather than the issuer of the underlying common stock into which the note is convertible. Purchasing synthetic convertible securities may offer more flexibility than purchasing a convertible security.

18	CALAMOS GROWTH AND INCOME PORTFOLIO ANNUAL REPORT

Notes to Financial Statements

Note 7 – Valuations
Various inputs are used to determine the value of the Portfolio’s investments. These inputs are categorized into three broad levels as follows:

•	Level 1 – Prices are determined using inputs from unadjusted quoted prices from active markets (including securities actively traded on a securities exchange) for identical assets.

•	Level 2 – Prices are determined using significant observable market inputs other than unadjusted quoted prices, including quoted prices of similar securities, fair value adjustments to quoted foreign securities, interest rates, credit risk, prepayment speeds, and other relevant data.

•	Level 3 – Prices reflect unobservable market inputs (including the Portfolio’s own judgments about assumptions market participants would use in determining fair value) when observable inputs are unavailable.

Debt securities are valued based upon evaluated prices received from an independent pricing service or from a dealer or broker who makes markets in such securities. Pricing services utilize various observable market data and as such, debt securities are generally categorized as Level 2. The levels are not necessarily an indication of the risk or liquidity of the Portfolio’s investments.

The following is a summary of the inputs used in valuing the Portfolio’s holdings at fair value:

	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Convertible Bonds	$—	$9,236,623	$—	$9,236,623
Synthetic Convertible Securities (Sovereign Bonds)	—	1,692,359	—	1,692,359
Synthetic Convertible Securities (Purchased Options)	236,400	—	—	236,400
Convertible Preferred Stocks	1,797,408	197,531	—	1,994,939
Common Stocks	11,792,533	758,335	—	12,550,868
Purchased Options	5,000	—	—	5,000
Short Term Investment	895,297	—	—	895,297

Total	$14,726,638	$11,884,848	$—	$26,611,486

www.calamos.com	19

Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	Year Ended December 31,
	2010	2009	2008	2007	2006
Net asset value, beginning of period	$12.69	$9.37	$14.32	$14.39	$14.51

Income from investment operations:
Net investment income (loss)	0.21 (a)	0.26 (a)	0.18 (a)	0.13	0.16

Net realized and unrealized gain (loss)	1.23	3.36	(4.60)	1.14	1.20

Total from investment operations	1.44	3.62	(4.42)	1.27	1.36

Distributions:
Dividends from net investment income	(0.25)	(0.30)	(0.13)	(0.20)	(0.29)

Dividends from net realized gains	—	—	(0.40)	(1.14)	(1.19)

Total distributions	(0.25)	(0.30)	(0.53)	(1.34)	(1.48)

Net asset value, end of period	$13.88	$12.69	$9.37	$14.32	$14.39

Ratios and supplemental data:
Total return(b)	11.59%	39.42%	(31.74)%	8.87%	9.45%

Net assets, end of period (000)	$26,574	$25,868	$21,035	$36,697	$36,972

Ratios of net expenses to average net assets	1.43%	1.30%	1.18%	1.16%	1.24%

Ratio of gross expenses to average net assets prior to expense reductions	1.43%	1.30%	1.19%	1.17%	1.24%

Ratios of net investment income (loss) to average net assets	1.62%	2.46%	1.53%	0.90%	1.02%

Portfolio turnover rate	55.1%	67.0%	85.2%	76.8%	66.0%

(a)	Net investment income allocated based on average shares method.

(b)	Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year and does not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares.

20	CALAMOS GROWTH AND INCOME PORTFOLIO ANNUAL REPORT

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Calamos Advisors Trust

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Calamos Advisors Trust (the “Trust”), which is comprised solely of the Calamos Growth and Income Portfolio (the “Portfolio”), as of December 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the Portfolio’s custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Chicago, Illinois
February 10, 2011

www.calamos.com	21

Tax Information (Unaudited)

We are providing this information as required by the Internal Revenue Code (Code). The amounts shown may differ from those elsewhere in this report due to differences between tax and financial reporting requirements. In January 2011, shareholders received Form 1099-DIV which included their share of qualified dividends and capital gains distributed during the calendar year 2010. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

Under Section 854(b)(2) of the Code, the Portfolio hereby designates $240,249, or the maximum amount allowable under the Code, as qualified dividends for the fiscal year ended December 31, 2010.

Under Section 854(b)(2) of the Code, the Portfolio hereby designates 38.56% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended December 31, 2010.

22	CALAMOS GROWTH AND INCOME PORTFOLIO ANNUAL REPORT

Trustee & Officers (Unaudited)

The management of the Trust, including general supervision of the duties performed for the Portfolio under the investment management agreement between the Trust and Calamos Advisors, is the responsibility of its board of trustees. Each trustee elected will hold office for the lifetime of the Trust or until such trustee’s earlier resignation, death or removal; however, each trustee who is not an interested person of the Trust shall retire as a trustee at the end of the calendar year in which the trustee attains the age of 72 years.

The following table sets forth each trustee’s name, age at December 31, 2010, position(s) with the Trust, number of portfolios in the Calamos Fund Complex overseen, principal occupation(s) during the past five years and other directorships held, and date first elected or appointed.

		PORTFOLIOS IN
		FUND COMPLEX∧	PRINCIPAL OCCUPATION(S)
NAME AND AGE	POSITIONS(S) WITH TRUST	OVERSEEN	AND OTHER DIRECTORSHIPS
Trustees who are interested persons of the Trust:
John P. Calamos, Sr., 70*	Trustee and President (since 1999)	20	Chairman, CEO, and Co-Chief Investment Officer, Calamos Asset Management, Inc. (“CAM”), Calamos Holdings LLC (“CHLLC”) and Calamos Advisors LLC and its predecessor (“Calamos Advisors”), and President and Co-Chief Investment Officer, Calamos Financial Services LLC and its predecessor (“CFS”); Director, CAM

Trustees who are not interested persons of the Trust:
Weston W. Marsh, 60	Trustee (since 2002)	20	Of Counsel and, until December 31, 2006, Partner, Freeborn & Peters LLP (law firm)

John E. Neal, 60	Trustee (since 2001)	20	Private investor; Director, Equity Residential (publicly-owned REIT) and Creation Investments (private international microfinance company); Partner, Linden LLC (health care private equity)

William R. Rybak, 59	Trustee (since 2002)	20	Private investor; Director, Christian Brothers Investment Services, Inc. (since February 2010); formerly Executive Vice President and Chief Financial Officer, Van Kampen Investments, Inc. and subsidiaries (investment manager); Director, Howe Barnes Hoefer Arnett, Inc. (investment services firm); Director, PrivateBancorp, Inc. (bank holding company); Trustee, JNL Series Trust, JNL Investors Series Trust and JNL Variable Fund LLC**

Stephen B. Timbers, 66	Trustee (since 2004); Lead Independent Trustee (since 2005)	20	Private investor; formerly Vice Chairman, Northern Trust Corporation (bank holding company); formerly President and Chief Executive Officer, Northern Trust Investments, N.A. (investment manager); formerly President, Northern Trust Global Investments, a division of Northern Trust Corporation, and Executive Vice President, The Northern Trust Corporation
David D. Tripple, 66	Trustee (since 2006)	20	Private investor; Trustee, Century Shares Trust and Century Small Cap Select Fund***

*	Mr. Calamos is an “interested person” of the Trust as defined in the 1940 Act because he is an officer of the Trust and an affiliate of Calamos Advisors and CFS. Mr. Calamos is the uncle of Nick P. Calamos, Vice President of the Trust.

**	Overseeing 100 portfolios in fund complex.

***	Overseeing two portfolios in fund complex.

∧	The Fund Complex consists of CALAMOS Investment Trust, CALAMOS Advisors Trust, CALAMOS Convertible Opportunities and Income Fund, CALAMOS Convertible and High Income Fund, CALAMOS Strategic Total Return Fund, CALAMOS Global Total Return Fund and CALAMOS Global Dynamic Income Fund.

The address of each trustee is 2020 Calamos Court, Naperville, Illinois 60563.

www.calamos.com	23

Trustee & Officers (Unaudited)

Officers. The preceding table gives information about John P. Calamos, Sr., who is president of the Trust. The following table sets forth each other officer’s name, age at December 31, 2010, position with the Trust and date first appointed to that position, and principal occupation(s) during the past five years. Each officer serves until his or her successor is chosen and qualified or until his or her resignation or removal by the board of trustees.

NAME AND AGE	POSITION(S) WITH TRUST	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
Nimish S. Bhatt, 47	Vice President and Chief Financial Officer (since 2007)	Senior Vice President and Director of Operations, CAM, CHLLC, Calamos Advisors and CFS (since 2004)

James J. Boyne, 44	Vice President (since 2008) and Assistant Secretary (since 2010)	President of Distribution and Operations, CAM, Calamos Advisors and CFS (since 2009); Senior Vice President, General Counsel and Secretary, Calamos Advisors (since 2008); Chief Operating Officer — Distribution, CFS (since 2008); prior thereto, Chief Operating Officer, General Counsel and Executive Managing Director of McDonnell Investment Management, LLC (2001-2008)

Nick P. Calamos, 49	Vice President (since 1999)	President of Investments and Co-Chief Investment Officer, CAM, CHLLC, Calamos Advisors and CFS

Curtis Holloway, 43	Treasurer (since 2010)	Vice President, Calamos Advisors (since 2010); Manager, Calamos Advisors (since 2006)

J. Christopher Jackson, 59	Vice President and Secretary (since 2010)	Senior Vice President, General Counsel and Secretary, CAM, CHLLC, Calamos Advisors and CFS (since 2010); Director, U.S. Head of Retail Legal and Co-Global Head of Retail Legal of Deutsche Bank AG (2006-2010); prior thereto, Director, Senior Vice President, General Counsel and Assistant Secretary of Hansberger Global Investors, Inc. (1996-2006)

Mark J. Mickey, 59	Chief Compliance Officer (since 2005)	Chief Compliance Officer, Calamos Funds (since 2005) and Chief Compliance Officer, Calamos Advisors (2005-2006))

The address of each officer is 2020 Calamos Court, Naperville, Illinois 60563.

Proxy Voting Policies. A description of the CALAMOS Proxy Voting Policies and Procedures is available by calling 800.582.6959, by visiting its website at www.calamos.com or by writing CALAMOS at: CALAMOS INVESTMENTS, Attn: Client Services, 2020 Calamos Court, Naperville, IL 60563, and on the SEC website at www.sec.gov.

24	CALAMOS GROWTH AND INCOME PORTFOLIO ANNUAL REPORT

A description of the Calamos Proxy Voting Policies and Procedures is available free of charge upon request by calling 800.582.6959, by visiting the Calamos website at www.calamos.com, by writing Calamos at: Calamos Advisors LLC, Attn: Client Services, 2020 Calamos Court, Naperville, IL 60563. The Portfolio’s proxy voting record for the twelve month period ended June 30, 2010, is also available free of charge upon request by calling or writing Calamos Advisors LLC and by visiting the SEC website at http://www.sec.gov. The Portfolio files a complete list of its portfolio holdings with the SEC for the first and third quarters each fiscal year on Form N-Q. The Form N-Q is available free of charge, upon request, by calling or writing Calamos Advisors LLC or by visiting the SEC website. You may also review or, for a fee, copy the form at the SEC’s Public Reference Room in Washington, D.C. 1.800.SEC.0330.

CALAMOS ADVISORS TRUST
This report, including the audited financial statements contained herein, is submitted for general information for the contract owners of the Portfolio. The report is not authorized for distribution to prospective investors in the Portfolio unless it is accompanied by a currently effective prospectus of the Portfolio, and, after March 31, 2011, updated performance data for the most recently completed calendar quarter.

2020 Calamos Court
Naperville, IL 60563-2787
800.582.6959
www.calamos.com
© 2011 Calamos Holdings LLC. All Rights Reserved.
Calamos®, Calamos Investments®, Investment strategies
for your serious moneytm and the Calamos® logo are
registered trademarks of Calamos Holdings LLC.

KCLSAN 2146 2011

ITEM 2. CODE OF ETHICS.
(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Code of Ethics”) that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or person performing similar functions.
(b) No response required.
(c) The registrant has not amended its Code of Ethics as it relates to any element of the code of ethics definition enumerated in paragraph(b) of this Item 2 during the period covered by this report.
(d) The registrant has not granted a waiver or an implicit waiver from its Code of Ethics during the period covered by this report.
(e) Not applicable.
(f) (1) The registrant’s Code of Ethics is attached as an Exhibit hereto.
ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
The registrant’s Board of Trustees has determined that, for the period covered by the shareholder report presented in Item 1 hereto, it has four audit committee financial experts serving on its audit committee, each of whom is an independent Trustee for purpose of this N-CSR item: John E. Neal, William R. Rybak, Stephen B. Timbers and David D. Tripple. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert pursuant to this Item. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations and liabilities imposed on such person as a member of audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert pursuant to this Item does not affect the duties, obligations, or liabilities of any other member of the audit committee or board of directors.
ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
(a) Audit Fee — $30,600 and $30,600 are the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant to the registrant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.
(b) Audit-Related Fees — $26,000 and $26,000 are the aggregate fees billed in each of the last two fiscal years for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item 4.
(c) Tax Fees — $0 and $4,400 are the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.
(d) All Other Fees — $0 and $0 are the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the registrant, other than the services reported in paragraph (a)-(c) of this Item 4.
(e) (1) Registrant’s audit committee meets with the principal accountants and management to review and pre-approve all audit services to be provided by the principal accountants.
     The audit committee shall pre-approve all non-audit services to be provided by the principal accountants to the registrant, including the fees and other compensation to be paid to the principal accountants; provided that the pre-approval of non-audit services is waived if (i) the services were not recognized by management at the time of the engagement as non-audit services,(ii) the aggregate fees for all non-audit services provided to the registrant are less than 5% of the total fees paid by the registrant to its principal accountants during the fiscal year in which the non-audit services are provided, and (iii) such services are promptly brought to the attention of the audit committee by management and the audit committee approves them prior to the completion of the audit.
     The audit committee shall pre-approve all non-audit services to be provided by the principal accountants to the investment adviser or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant if the engagement relates directly to the operations or financial reporting of the registrant, including the fees and other compensation to be paid to the principal accountants; provided that pre-approval of non-audit services to the adviser or an affiliate of the adviser is not required if (i) the services were not recognized by management at the time of the engagement as non-audit services, (ii) the aggregate fees for all non-audit services provided to the adviser and all entities controlling, controlled by or under common control with the adviser are less than 5% of the total fees for non-audit services requiring pre-approval under paragraph (e)(1)of this Item 4 paid by the registrant, the adviser or its affiliates to the registrant’s principal accountants during the fiscal year in which the non-audit services are provided, and (iii) such services are promptly brought to the attention of the audit committee by management and the audit committee approves them prior to the completion of the audit.
(e)(2) No percentage of the principal accountant’s fees or services described in each of paragraphs (b)–(d) of this Item were approved pursuant to the waiver provision paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
(f) No disclosures are required by this Item 4(f).

(g) $0 and $4,400 are the aggregate non-audit fees billed in each of the last two fiscal years for services rendered by the principal accountant to the registrant. $0 and $0 are the aggregate non-audit fees billed in each of the last two fiscal years for services rendered by the principal accountant to the investment adviser or any entity controlling, controlled by or under common control with the adviser.
(h) No disclosures are required by this Item 4(h).
ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable.
ITEM 6. SCHEDULE OF INVESTMENTS
Included in the Report to Shareholders in Item 1.
ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.
ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.
ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable.
ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
No material changes.
ITEM 11. CONTROLS AND PROCEDURES.
a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.
b) There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
ITEM 12. EXHIBITS.
(a)(1) Code of Ethics
(a)(2)(i) Certification of Principal Executive Officer.
(a)(2)(ii) Certification of Principal Financial Officer.

SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Calamos Advisors Trust

By:	/s/ John P. Calamos, Sr.
Name:	John P. Calamos, Sr.
Title:	Principal Executive Officer
Date:	February 10, 2011

By: Name:	/s/ Nimish S. Bhatt Nimish S. Bhatt
Title:	Principal Financial Officer
Date:	February 10, 2011
          Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Calamos Advisors Trust

By:	/s/ John P. Calamos, Sr.
Name:	John P. Calamos, Sr.
Title:	Principal Executive Officer
Date:	February 10, 2011

By:	/s/ Nimish S. Bhatt
Name:	Nimish S. Bhatt
Title:	Principal Financial Officer
Date:	February 10, 2011